UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Managed High Income Fund Inc.

ANNUAL REPORT

FEBRUARY 28, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Managed High Income Fund Inc.

Annual Report • February 28, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	23

	Statement of Operations	24

	Statements of Changes in Net Assets	25

Fund Objective	Financial Highlights	26

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.	Notes to Financial Statements	27

	Report of Independent Registered Public Accounting Firm	33

	Financial Data	34

	Additional Information	35

	Annual Chief Executive Officer and Chief Financial Officer Certifications	38

	Dividend Reinvestment Plan	39

Letter from the Chairman

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened somewhat in the fourth quarter due, in part, to increased consumer spending. Over this time, GDP growth was 2.5%.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings and again in March 2007 after the reporting period ended. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “...the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. After peaking in late June 2006 — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. Yields then moved higher during much of the reporting period on the back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. However, yields then fell sharply at the end of February, as economic data weakened and the stock market

Western Asset Managed High Income Fund Inc.	I

experienced its largest one day decline in more than five years. Overall, during the 12 months ended February 28, 2007, two-year Treasury yields moved from 4.69% to 4.65%. Over the same period, 10-year Treasury yields rose from 4.55% to 4.56%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.54%.

Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield bonds generate solid returns during the reporting period. During the 12-month period ended February 28, 2007, the Citigroup High Yield Market Index[v] returned 12.14%.

Despite periods of weakness, emerging markets debt generated positive returns, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 7.71%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund, under an additional sub-advisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Limited. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an

II             Western Asset Managed High Income Fund Inc.

investment adviser to institutional accounts, such as corporate pension plans, mutual funds, and endowment funds.

Prior to October 9, 2006, the Fund was known as Managed High Income Portfolio Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 29, 2007

Western Asset Managed High Income Fund Inc.         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV            Western Asset Managed High Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, riskier fixed-income asset classes, such as high yield bonds, generated superior results versus their investment-grade counterparts. During the 12-month period ended February 28, 2007, the Citigroup High Yield Market Indexi returned 12.14%. In contrast, the overall bond market, as represented by the Lehman Brothers U.S. Aggregate Indexii, returned 5.54%. The high yield market performed well due to a variety of factors, including solid demand from investors seeking to boost their returns, as well as strong corporate profits and low default rates.

Performance Review

For the 12 months ended February 28, 2007, Western Asset Managed High Income Fund Inc. returned 12.11%, based on its net asset value (“NAV”)iii and 22.27% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 12.14% and its Lipper High Current Yield Closed-End Funds Category Averageiv increased 12.37% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.50 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of February 28, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2007 (unaudited)

Price Per Share	12-Month Total Return
$7.19 (NAV)	12.11%
$6.96 (Market Price)	22.27%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     1

Q.  What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. As always, we maintained our disciplined investment approach that is grounded in conducting extensive research on potential holdings for the portfolio. Looking at the fiscal year as a whole, this approach proved beneficial to performance as the Fund’s industry allocation strategy and individual issue selection enhanced results. Also contributing to performance was the Fund’s shorter durationv versus its benchmark.

What were the leading detractors from performance?

A. During the reporting period, lower rated high yield securities produced the best returns. As a result, the Fund’s underweight to more speculative issues was a drag on its performance. In particular, the Fund’s lack of exposure to the auto industry detracted from results. In addition, the Fund’s allocation to emerging market debt hurt its relative performance.

Q.  Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XMHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 19, 2007

2              Western Asset Managed High Income Fund Inc. 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     3

Fund at a Glance (unaudited)

Investment Breakdown

4              Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007)

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 92.6%
Aerospace & Defense — 1.2%
$595,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$596,487
		DRS Technologies Inc., Senior Subordinated Notes:
480,000	B+	6.625% due 2/1/16	483,600
1,325,000	B	7.625% due 2/1/18	1,371,375
		L-3 Communications Corp., Senior Subordinated Notes:
425,000	BB+	7.625% due 6/15/12	443,063
870,000	BB+	5.875% due 1/15/15	852,600
340,000	BB+	6.375% due 10/15/15	340,000
		Total Aerospace & Defense	4,087,125
Airlines — 1.2%
		Continental Airlines Inc.:
600,000	CCC+	Notes, 8.750% due 12/1/11	606,000
194,883	B+	Pass-Through Certificates, Series 2000-2, Class C, 8.312% due 4/2/11	199,389
		United Airlines Inc., Pass-Through Certificates:
581,502	B	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	651,645
1,443,358	B	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	1,624,680
		Series 2001-1:
275,000	B+	Class B, 6.932% due 9/1/11 (a)	312,297
630,000	CCC-	Class C, 6.831% due 9/1/08 (a)	699,694
		Total Airlines	4,093,705
Auto Components — 1.5%
320,000	BB	American Axle & Manufacturing Inc., Senior Notes, 7.875% due 3/1/17	321,600
415,000	B-	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	423,300
1,035,000	CCC+	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	1,035,000
		TRW Automotive Inc.:
335,000	BB-	Senior Notes, 9.375% due 2/15/13	361,381
163,000	BB-	Senior Subordinated Notes, 11.000% due 2/15/13	179,504
		Visteon Corp., Senior Notes:
1,830,000	CCC+	8.250% due 8/1/10	1,866,600
1,045,000	CCC+	7.000% due 3/10/14	914,375
		Total Auto Components	5,101,760

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     5

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Automobiles — 3.1%
		Ford Motor Co.:
		Debentures:
$405,000	CCC+	8.875% due 1/15/22	$368,550
605,000	CCC+	8.900% due 1/15/32	541,475
4,810,000	CCC+	Notes, 7.450% due 7/16/31	3,884,075
		General Motors Corp.:
795,000	B-	Notes, 7.200% due 1/15/11	777,112
		Senior Debentures:
1,200,000	B-	8.250% due 7/15/23	1,122,000
2,220,000	B-	8.375% due 7/15/33	2,070,150
1,325,000	B-	Senior Notes, 7.125% due 7/15/13	1,265,375
		Total Automobiles	10,028,737
Building Products — 1.4%
		Associated Materials Inc.:
1,085,000	CCC	Senior Discount Notes, step bond to yield 10.559% due 3/1/14	813,750
505,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	530,250
765,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	782,212
3,090,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 8.773% due 3/1/14	2,441,100
		Total Building Products	4,567,312
Capital Markets — 0.3%
		E*TRADE Financial Corp., Senior Notes:
240,000	BB-	7.375% due 9/15/13	250,800
800,000	BB-	7.875% due 12/1/15	862,000
		Total Capital Markets	1,112,800
Chemicals — 2.8%
220,000	BB+	Chemtura Corp., Senior Notes, 6.875% due 6/1/16	214,500
1,450,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	1,540,625
1,620,000	B+	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)	1,603,800
		Huntsman International LLC:
323,000	B	Senior Notes, 9.875% due 3/1/09	332,587
480,000	B	Senior Subordinated Notes, 7.875% due 11/15/14 (b)	499,200
		Lyondell Chemical Co.:
		Senior Notes:
430,000	B+	8.000% due 9/15/14	454,725
355,000	B+	8.250% due 9/15/16	383,400
		Senior Secured Notes:
1,325,000	BB	11.125% due 7/15/12	1,424,375
100,000	BB	10.500% due 6/1/13	110,000
420,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	467,250
1,715,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	1,723,575
385,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	379,225
		Total Chemicals	9,133,262

See Notes to Financial Statements.

6              Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Commercial Banks — 0.4%
$300,000	B+	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (b)	$299,250
920,000	BB	TuranAlem Finance BV, 8.250% due 1/22/37 (b)	934,950
		Total Commercial Banks	1,234,200
Commercial Services & Supplies — 2.2%
225,000	B-	Aleris International Inc., Senior Subordinated Notes, 10.000% due 12/15/16 (b)	238,500
1,450,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	1,508,000
		Allied Waste North America Inc., Senior Notes:
520,000	BB-	6.875% due 6/1/17	518,700
150,000	BB-	Series B, 9.250% due 9/1/12	159,375
		Aramark Corp., Senior Notes:
840,000	B-	8.500% due 2/1/15 (b)	876,750
200,000	B-	8.860% due 2/1/15 (b)(c)	207,500
1,395,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	1,499,625
1,200,000	B	Interface Inc., Senior Notes, 10.375% due 2/1/10	1,335,000
925,000	B-	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (b)	989,750
		Total Commercial Services & Supplies	7,333,200
Consumer Finance — 4.6%
		Ford Motor Credit Co.:
		Notes:
650,000	B	7.875% due 6/15/10	661,668
1,100,000	B	9.810% due 4/15/12 (c)	1,191,067
635,000	B	7.000% due 10/1/13	609,936
		Senior Notes:
566,000	B	10.610% due 6/15/11 (b)(c)	621,537
1,370,000	B	9.875% due 8/10/11	1,479,500
722,500	B	8.110% due 1/13/12 (c)	727,268
640,000	B	8.000% due 12/15/16	632,845
		General Motors Acceptance Corp.:
5,640,000	BB+	Bonds, 8.000% due 11/1/31	6,236,667
2,790,000	BB+	Notes, 6.875% due 8/28/12	2,814,435
		Total Consumer Finance	14,974,923
Containers & Packaging — 2.2%
1,055,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	1,091,925
1,650,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	1,767,562
500,000	B-	JSG Funding PLC, Senior Subordinated Notes, 9.625% due 10/1/12	533,125

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     7

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Containers & Packaging — 2.2% (continued)
		Owens-Brockway Glass Container Inc.:
$925,000	B	Senior Notes, 6.750% due 12/1/14	$920,375
1,459,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	1,499,123
570,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	597,075
425,000	NR	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (a)	4,250
935,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)	967,201
		Total Containers & Packaging	7,380,636
Diversified Consumer Services — 0.6%
		Education Management LLC/Education Management Corp.:
705,000	CCC+	Senior Notes, 8.750% due 6/1/14	745,538
280,000	CCC+	Senior Subordinated Notes, 10.250% due 6/1/16	305,200
740,000	BB-	Service Corp. International, Debentures, 7.875% due 2/1/13	765,900
		Total Diversified Consumer Services	1,816,638
Diversified Financial Services — 3.5%
480,000	B-	Ameripath Intermediate Holdings Inc., Senior Unsecured Notes, 10.650% due 2/15/14 (b)(c)	482,400
1,050,000	B-	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (b)	1,113,000
265,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	267,650
1,450,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	1,457,250
255,000	CCC+	CitiSteel USA Inc., Senior Secured Notes, 12.949% due 9/1/10 (c)	264,563
930,000	B+	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (b)	960,225
1,733,000	NR	JPMorgan Chase London, zero coupon bond to yield 9.310% due 11/8/07 (b)	1,626,455
300,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	295,500
695,000	B-	PGS Solutions Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (b)	719,515
320,000	B-	PNA Intermediate Holding Corp., Senior Notes, 12.360% due 2/15/13 (b)(c)	323,200
270,000	B-	Seitel Inc., Senior Notes, 9.750% due 2/15/14 (b)	275,400
1,450,000	B-	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	1,471,750
361,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	381,757
1,625,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	1,787,500
		Total Diversified Financial Services	11,426,165
Diversified Telecommunication Services — 8.7%
1,465,000	B-	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	1,466,831
175,000	BB-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	160,563

See Notes to Financial Statements.

8              Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Diversified Telecommunication Services — 8.7% (continued)
		Citizens Communications Co., Senior Notes:
$505,000	BB+	7.875% due 1/15/27 (b)	$528,988
705,000	BB+	9.000% due 8/15/31	784,312
940,000	NR	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(d)(e)	0
		Hawaiian Telcom Communications Inc.:
65,000	CCC+	Senior Notes, Series B, 10.889% due 5/1/13 (c)	66,950
2,135,000	CCC+	Senior Subordinated Notes, Series B, 12.500% due 5/1/15	2,407,212
800,000	B+	Inmarsat Finance PLC, 7.625% due 6/30/12	834,000
		Intelsat Bermuda Ltd., Senior Notes:
600,000	B	8.872% due 1/15/15 (b)(c)	617,250
1,095,000	B+	9.250% due 6/15/16 (b)	1,215,450
2,280,000	B	11.250% due 6/15/16 (b)	2,593,500
		Level 3 Financing Inc., Senior Notes:
400,000	CCC+	11.800% due 3/15/11 (c)	433,000
400,000	CCC+	9.250% due 11/1/14 (b)	412,500
250,000	CCC+	9.150% due 2/15/15 (b)(c)	253,125
720,000	B	Nordic Telephone Co. Holdings, Senior Secured Notes, 8.875% due 5/1/16 (b)	779,400
		NTL Cable PLC, Senior Notes:
360,000	B-	8.750% due 4/15/14	377,100
1,105,000	B-	9.125% due 8/15/16	1,179,587
429,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	465,465
		Qwest Communications International Inc., Senior Notes:
125,000	B+	7.500% due 2/15/14	130,156
350,000	B+	Series B, 7.500% due 2/15/14	364,438
		Qwest Corp.:
2,880,000	BB+	Notes, 8.875% due 3/15/12	3,196,800
1,655,000	BB+	Senior Notes, 7.500% due 10/1/14	1,764,644
1,260,000	A	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	1,292,250
2,545,000	CCC+	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (b)	2,392,300
2,550,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (b)	2,951,625
1,795,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,974,500
		Total Diversified Telecommunication Services	28,641,946
Electric Utilities — 0.6%
421,574	BB-	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	461,360
1,395,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,625,175
		Total Electric Utilities	2,086,535

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     9

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Electronic Equipment & Instruments (b) — 0.3%
		NXP BV/NXP Funding LLC:
$280,000	B+	Senior Notes, 9.500% due 10/15/15	$290,500
760,000	BB+	Senior Secured Bond, 7.875% due 10/15/14	788,500
		Total Electronic Equipment & Instruments	1,079,000
Energy Equipment & Services — 2.4%
1,145,000	B+	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	1,576,077
1,140,000	B	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (b)	1,171,350
352,000	B	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	359,040
495,000	CCC+	Geokinetics Inc., Senior Secured Notes, 11.860% due 12/15/12 (b)(c)	512,325
445,000	B	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	456,125
750,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	817,500
375,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	386,250
1,960,000	B+	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	2,483,110
		Total Energy Equipment & Services	7,761,777
Food & Staples Retailing — 0.4%
960,000	BB+	Delhaize America Inc., Debentures, 9.000% due 4/15/31	1,158,000
Food Products — 0.5%
1,494,000	B-	Dole Food Co. Inc., Senior Notes, 8.875% due 3/15/11	1,494,000
Gas Utilities — 0.5%
1,730,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,712,700
Health Care Providers & Services — 5.1%
1,450,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,573,250
825,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	833,250
		DaVita Inc.:
		Senior Notes:
805,000	B	6.625% due 3/15/13	807,013
195,000	B	6.625% due 3/15/13 (b)	195,488
975,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	989,625
		HCA Inc.:
2,660,000	B-	Debentures, 7.500% due 11/15/95	2,195,654
		Notes:
725,000	B-	6.375% due 1/15/15	627,125
550,000	B-	7.690% due 6/15/25	493,493
		Senior Notes:
25,000	B-	6.300% due 10/1/12	23,344
25,000	B-	6.500% due 2/15/16	21,563

See Notes to Financial Statements.

10            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Health Care Providers & Services — 5.1% (continued)
		Senior Secured Notes:
$975,000	BB-	9.250% due 11/15/16 (b)	$1,046,906
895,000	BB-	9.625% due 11/15/16 (b)(f)	968,837
1,675,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,746,187
150,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	165,000
		Tenet Healthcare Corp., Senior Notes:
1,775,000	CCC+	7.375% due 2/1/13	1,668,500
2,605,000	CCC+	9.875% due 7/1/14	2,663,612
780,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	816,075
		Total Health Care Providers & Services	16,834,922
Hotels, Restaurants & Leisure — 5.3%
705,000	CCC	Buffets Inc., 12.500% due 11/1/14	743,775
		Caesars Entertainment Inc., Senior Subordinated Notes:
800,000	B+	8.875% due 9/15/08	839,000
1,530,000	B+	8.125% due 5/15/11	1,627,537
875,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	907,812
		Herbst Gaming Inc., Senior Subordinated Notes:
1,350,000	B-	8.125% due 6/1/12	1,390,500
275,000	B-	7.000% due 11/15/14	269,500
1,510,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,653,450
		Isle of Capri Casinos Inc., Senior Subordinated Notes:
90,000	B	9.000% due 3/15/12	94,500
335,000	B	7.000% due 3/1/14	329,138
1,300,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	1,261,000
415,000	B+	Mandalay Resort Group, Senior Subordinated, Debentures, 7.625% due 7/15/13	416,038
		MGM MIRAGE Inc., Senior Notes:
610,000	BB	6.750% due 9/1/12	611,525
1,440,000	BB	7.625% due 1/15/17	1,465,200
310,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	320,850
1,370,000	B	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (b)	1,507,000
130,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	139,425
335,000	CCC	Sbarro Inc., Senior Notes, 10.375% due 2/1/15 (b)	350,913
		Snoqualmie Entertainment Authority:
260,000	B	Notes, 9.125% due 2/1/15 (b)	269,750
320,000	B	Senior Notes, 9.150% due 2/1/14 (b)(c)	326,400

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     11

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Hotels, Restaurants & Leisure — 5.3% (continued)
		Station Casinos Inc.:
		Senior Notes:
$40,000	B+	6.000% due 4/1/12	$39,000
1,380,000	B+	7.750% due 8/15/16	1,424,850
		Senior Subordinated Notes:
75,000	B	6.875% due 3/1/16	70,031
100,000	B	6.625% due 3/15/18	91,125
1,100,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (b)	1,135,750
		Total Hotels, Restaurants & Leisure	17,284,069
Household Durables — 2.5%
120,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	124,650
		Beazer Homes USA Inc., Senior Notes:
115,000	BB	6.875% due 7/15/15	110,975
660,000	BB	8.125% due 6/15/16	684,750
685,000	BBB-	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	716,631
1,170,000	B-	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	1,191,938
		K Hovnanian Enterprises Inc., Senior Notes:
1,460,000	BB	7.500% due 5/15/16	1,470,950
880,000	BB	8.625% due 1/15/17	932,800
955,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	993,200
1,170,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.310% due 9/1/12	1,064,700
800,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	848,000
		Total Household Durables	8,138,594
Household Products — 0.4%
600,000	CCC	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (b)	663,000
710,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	761,475
		Total Household Products	1,424,475
Independent Power Producers & Energy Traders — 3.4%
425,000	CCC	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	424,487
		AES Corp.:
		Senior Notes:
2,330,000	B	9.500% due 6/1/09	2,487,275
280,000	B	8.875% due 2/15/11	302,400
210,000	B	7.750% due 3/1/14	221,025
280,000	BB-	Senior Secured Notes, 9.000% due 5/15/15 (b)	301,350
		Edison Mission Energy, Senior Notes:
475,000	BB-	7.730% due 6/15/09	492,813
175,000	BB-	7.500% due 6/15/13	183,750
1,000,000	BB-	7.750% due 6/15/16	1,065,000

See Notes to Financial Statements.

12            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Independent Power Producers & Energy Traders — 3.4% (continued)
$1,290,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	$1,331,925
		NRG Energy Inc., Senior Notes:
575,000	B-	7.250% due 2/1/14	587,937
3,085,000	B-	7.375% due 2/1/16	3,154,412
100,000	B-	7.375% due 1/15/17	102,000
		TXU Corp., Senior Notes:
310,000	BB+	Series Q, 6.500% due 11/15/24	282,501
80,000	BB+	Series R, 6.550% due 11/15/34	71,481
		Total Independent Power Producers & Energy Traders	11,008,356
Insurance — 0.6%
1,855,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	2,008,038

Internet & Catalog Retail — 0.3%
170,000	B	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	180,200
730,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	737,300
		Total Internet & Catalog Retail	917,500
IT Services — 0.7%
		SunGard Data Systems Inc.:
600,000	B-	Senior Notes, 9.125% due 8/15/13	643,500
1,550,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	1,693,375
		Total IT Services	2,336,875
Leisure Equipment & Products — 0.4%
1,255,000	B	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	1,223,625
Machinery — 0.7%
430,000	BB-	American Railcar Industries Inc., Senior Unsecured Notes, 7.500% due 3/1/14 (b)	439,675
702,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	763,425
1,148,000	B	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 13.250% due 4/15/14	1,050,420
		Total Machinery	2,253,520
Media — 11.1%
		Affinion Group Inc.:
1,555,000	B-	Senior Notes, 10.125% due 10/15/13	1,687,175
450,000	B-	Senior Subordinated Notes, 11.500% due 10/15/15	490,500
		AMC Entertainment Inc.:
310,000	B-	Senior Notes, Series B, 8.625% due 8/15/12	330,925
1,850,000	CCC+	Senior Subordinated Notes, 11.000% due 2/1/16	2,111,312

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     13

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Media — 11.1% (continued)
$1,930,000	CCC-	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	$1,896,225
1,770,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,849,650
1,320,000	CCC-	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	1,395,900
320,000	CCC-	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	318,400
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:
100,000	CCC-	9.920% due 4/1/11	100,250
510,000	CCC-	11.750% due 5/15/11	507,450
1,010,000	CCC	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	1,042,825
		CSC Holdings Inc.:
		Senior Debentures:
530,000	B+	7.625% due 7/15/18	539,275
50,000	B+	Series B, 8.125% due 8/15/09	52,000
		Senior Notes:
450,000	B+	6.750% due 4/15/12 (b)	447,750
		Series B:
795,000	B+	8.125% due 7/15/09	826,800
750,000	B+	7.625% due 4/1/11	774,375
422,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	463,673
855,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	935,156
972,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	1,031,535
		EchoStar DBS Corp., Senior Notes:
1,010,000	BB-	7.000% due 10/1/13	1,042,825
1,700,000	BB-	6.625% due 10/1/14	1,721,250
1,315,000	BB-	7.125% due 2/1/16	1,365,956
1,585,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11	1,658,306
280,000	CCC-	ION Media Networks Inc., Senior Secured Notes, 11.610% due 1/15/13 (b)(c)	294,000
1,040,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14	1,164,800
660,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	653,400
695,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	748,863
980,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	1,011,850
635,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	654,050

See Notes to Financial Statements.

14            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Media — 11.1% (continued)
		R.H. Donnelley Corp.:
		Senior Discount Notes:
$375,000	B	Series A-1, 6.875% due 1/15/13	$367,500
700,000	B	Series A-2, 6.875% due 1/15/13	686,000
1,275,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	1,367,437
300,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	327,000
895,000	B-	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	928,563
		Rainbow National Services LLC:
1,555,000	B+	Senior Notes, 8.750% due 9/1/12 (b)	1,659,962
210,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	236,250
		Rogers Cable Inc.:
160,000	BB+	Secured Notes, 5.500% due 3/15/14	157,200
		Senior Secured Second Priority Notes:
105,000	BB+	6.250% due 6/15/13	108,938
1,155,000	BB+	6.750% due 3/15/15	1,215,638
840,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	869,400
1,300,000	BBB+	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	1,514,518
		Total Media	36,554,882
Metals & Mining — 1.3%
105,000	B+	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	117,862
1,010,000	CCC+	Metals USA Holdings Corp., Senior Notes, 11.365% due 1/15/12 (b)(f)	994,850
1,720,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,917,800
620,000	B	Novelis Inc., Senior Notes, 7.250% due 2/15/15	647,900
600,000	B-	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (b)	633,000
		Total Metals & Mining	4,311,412
Multi-Utilities — 0.1%
330,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	346,888
Multiline Retail — 0.7%
		Neiman Marcus Group Inc.:
540,000	B-	Senior Notes, 9.000% due 10/15/15 (f)	596,700
1,375,000	B-	Senior Subordinated Notes, 10.375% due 10/15/15	1,546,875
		Total Multiline Retail	2,143,575

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     15

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Oil, Gas & Consumable Fuels — 9.1%
$495,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	$537,075
1,580,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,627,400
		Chesapeake Energy Corp., Senior Notes:
1,965,000	BB	6.625% due 1/15/16	1,984,650
950,000	BB	6.250% due 1/15/18	940,500
345,000	B+	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	353,625
4,175,000	B	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	4,571,625
790,000	BB	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (c)	881,332
1,570,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,597,475
350,000	B	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	371,000
1,140,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,158,525
560,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	550,200
440,000	BB	OMI Corp., Senior Notes, 7.625% due 12/1/13	446,600
665,000	BB	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (b)	691,600
790,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	843,325
		Pogo Producing Co., Senior Subordinated Notes:
40,000	B+	7.875% due 5/1/13	40,700
1,220,000	B+	6.875% due 10/1/17	1,195,600
310,000	B+	Series B, 8.250% due 4/15/11	316,588
1,740,000	B1(g)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)	1,774,800
60,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14	59,850
1,625,000	B-	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,535,625
1,420,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	1,498,100
725,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	756,351
650,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	645,125
		Williams Cos. Inc.:
		Notes:
1,615,000	BB-	7.875% due 9/1/21	1,776,500
2,265,000	BB-	8.750% due 3/15/32	2,604,750
1,025,000	BB-	Senior Notes, 7.625% due 7/15/19	1,117,250
		Total Oil, Gas & Consumable Fuels	29,876,171

See Notes to Financial Statements.

16            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Paper & Forest Products — 1.6%
$1,590,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	$1,655,587
		NewPage Corp.:
		Senior Secured Notes:
85,000	B-	10.000% due 5/1/12	93,075
1,075,000	B-	11.610% due 5/1/12 (c)	1,177,125
1,380,000	CCC+	Senior Subordinated Notes, 12.000% due 5/1/13	1,511,100
		Verso Paper Holdings LLC:
30,000	B	Senior Secured Notes, 9.125% due 8/1/14 (b)	31,800
820,000	CCC+	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	885,600
		Total Paper & Forest Products	5,354,287
Pharmaceuticals — 0.4%
1,240,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,320,600
Real Estate Investment Trusts (REITs) — 0.8%
		Host Marriott LP, Senior Notes:
375,000	BB	7.125% due 11/1/13	384,375
350,000	BB	Series O, 6.375% due 3/15/15	347,375
520,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	521,300
		Ventas Realty LP/Ventas Capital Corp., Senior Notes:
285,000	BB+	7.125% due 6/1/15	298,894
255,000	BB+	6.500% due 6/1/16	258,825
665,000	BB+	6.750% due 4/1/17	686,612
		Total Real Estate Investment Trusts (REITs)	2,497,381
Real Estate Management & Development — 0.2%
750,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	723,750
Road & Rail — 1.8%
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
1,455,000	B-	9.375% due 5/1/12	1,567,762
60,000	B-	12.500% due 6/15/12	65,025
		Hertz Corp., Senior Notes:
425,000	B	8.875% due 1/1/14	460,063
2,930,000	B	10.500% due 1/1/16	3,354,850
280,000	B-	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (b)	282,100
290,000	B-	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	297,975
		Total Road & Rail	6,027,775
Semiconductors & Semiconductor Equipment — 0.5%
1,500,000	B	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (b)	1,528,125

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     17

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
Specialty Retail — 0.8%
$510,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	$539,783
		AutoNation Inc., Senior Notes:
405,000	BB+	7.360% due 4/15/13 (c)	413,100
200,000	BB+	7.000% due 4/15/14	203,750
720,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	726,300
220,000	CCC+	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	245,850
420,000	B	Linens ‘n Things Inc., Senior Secured Notes, 10.985% due 1/15/14 (c)	413,700
		Total Specialty Retail	2,542,483
Textiles, Apparel & Luxury Goods — 1.2%
		Levi Strauss & Co., Senior Notes:
965,000	B-	9.750% due 1/15/15	1,066,325
1,045,000	B-	8.875% due 4/1/16	1,131,213
2,000,000	CCC+	Simmons Co., Senior Discount Notes, step bond to yield 8.253% due 12/15/14	1,670,000
		Total Textiles, Apparel & Luxury Goods	3,867,538
Thrifts & Mortgage Finance — 1.0%
3,200,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	3,376,000
Tobacco — 0.2%
680,000	B-	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	744,600
Trading Companies & Distributors — 1.0%
665,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	721,525
340,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	364,650
1,320,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	1,432,200
675,000	B-	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	696,938
		Total Trading Companies & Distributors	3,215,313
Wireless Telecommunication Services — 3.0%
		Rogers Wireless Inc.:
150,000	BB+	Senior Secured Notes, 7.250% due 12/15/12	161,813
370,000	BB-	Senior Subordinated Notes, 8.000% due 12/15/12	396,363
1,045,000	B	Rural Cellular Corp., Secured Notes, 8.250% due 3/15/12	1,089,412
		Sprint Capital Corp.:
3,400,000	BBB	Notes, 8.750% due 3/15/32	4,160,590
1,975,000	BBB	Senior Notes, 6.875% due 11/15/28	2,019,443
2,120,000	B	True Move Co., Ltd., 10.750% due 12/16/13 (b)	2,173,000
		Total Wireless Telecommunication Services	10,000,621
		TOTAL CORPORATE BONDS & NOTES (Cost — $287,668,039)	304,085,796

See Notes to Financial Statements.

18            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Rating‡	Security	Value
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
$6,296,588	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(d)(e) (Cost — $6,995,539)	$0

CONVERTIBLE BOND & NOTE — 0.1%
Diversified Financial Services — 0.1%
340,000	CCC+	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $340,000)	381,225

LOAN PARTICIPATIONS (b)(h) — 2.0%
United States — 2.0%
		Bluegrass Container Co. LLC:
1,515,152	BB	Second Lien, Tranche, 10.320% due 12/30/13 (JPMorgan Chase & Co.)	1,551,894
484,848	BB	Term Loans, 10.320% due 12/30/13 (JPMorgan Chase & Co.)	496,606
1,500,000	NR	Sandbridge Energy, Term Loan, 11.000% due 11/30/11 (Bank of America)	1,513,125
3,000,000	NR	UPC Broadband Holding B.V. Term Loan, 7.640% due 3/15/13 (Toronto Dominion)	3,016,797
		TOTAL LOAN PARTICIPATIONS (Cost — $6,500,000)	6,578,422

SOVEREIGN BONDS — 1.5%
Brazil — 0.5%
		Federative Republic of Brazil:
890,000	BB	11.000% due 8/17/40	1,189,040
380,000	BB	Collective Action Securities, Notes, 8.000% due 1/15/18	425,600
		Total Brazil	1,614,640

Panama — 0.1%
139,000	BB	Republic of Panama, 9.375% due 4/1/29	186,086

Russia — 0.9%
2,810,000	BBB+	Russian Federation, 5.000% due 3/31/30 (b)	3,185,838
		TOTAL SOVEREIGN BONDS (Cost — $4,808,161)	4,986,564

Shares
COMMON STOCKS (d)(e)— 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
2,821,127		Home Interiors & Gifts Inc.*	28,211

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
38,785		Aurora Foods Inc.*	0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
4,507		Outsourcing Solutions Inc.	19,153

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     19

Schedule of Investments (February 28, 2007) (continued)

Shares	Security	Value
MATERIALS — 0.0%
Chemicals — 0.0%
1	Pliant Corp.*	$0

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
2,169	McLeodUSA Inc., Class A Shares*	0
12,250	Pagemart Wireless (b)	123
	TOTAL TELECOMMUNICATION SERVICES	123

	TOTAL COMMON STOCKS (Cost — $3,257,871)	47,487

CONVERTIBLE PREFERRED STOCKS — 0.4%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
1,867	Chesapeake Energy Corp., Convertible, 6.250%	485,420

TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
12,000	Crown Castle International Corp., 6.250%	687,000
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $816,185)	1,172,420

PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.1%
8,800	Ford Motor Co., Notes, 7.500%	170,280

Media — 0.1%
81	ION Media Networks Inc., 0.000% (f)*	631,800
	TOTAL CONSUMER DISCRETIONARY	802,080

FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
100	Preferred Plus, Series FRD-1, 7.400%	1,840
8,500	Saturns, Series F 2003-5, 8.125%	168,215
	TOTAL FINANCIALS	170,055
	TOTAL PREFERRED STOCKS (Cost — $928,743)	972,135

See Notes to Financial Statements.

20            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Warrants	Security	Value
WARRANTS (d)(e) — 0.0%
1,005	Cybernet Internet Services International Inc., Expires 7/1/09(b)*	$0
940	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(b)*	0
720	IWO Holdings Inc., Expires 1/15/11(b)*	0
750	Jazztel PLC, Expires 7/15/10*	0
1,040	Merrill Corp., Class B Shares, Expires 5/1/09(b)*	0
2,460	Viasystems Group Inc., Expires 1/31/10*	0

	TOTAL WARRANTS (Cost — $248,597)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $311,563,135)	318,224,049

Face Amount
SHORT-TERM INVESTMENT — 0.7%
Repurchase Agreement — 0.7%
$2,213,000	Nomura Securities International Inc. repurchase agreement dated 2/28/07; 5.300% due 3/1/07; Proceeds at maturity — $2,213,326; (Fully collateralized by various U.S. government agency obligations, 4.875% due 2/9/10 to 11/18/11; Market value — $2,228,289 (Cost — $2,213,000)	2,213,000

	TOTAL INVESTMENTS — 97.6% (Cost — $313,776,135#)	320,437,049
	Other Assets in Excess of Liabilities — 2.4%	7,794,067
	TOTAL NET ASSETS — 100.0%	$328,231,116

*                 Non-income producing security.

‡                  All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)          Security is currently in default.

(b)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)          Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2007.

(d)         Illiquid security.

(e)          Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(f)            Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)         Rating by Moody’s Investors Service. All ratings are unaudited.

(h)         Participation interest was acquired through the financial institution indicated parenthetically.

#                 Aggregate cost for federal income tax purposes is $314,376,396.

See page 22 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     21

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

22            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Statement of Assets and Liabilities (February 28, 2007)

ASSETS:
Investments, at value (Cost — $313,776,135)	$320,437,049
Cash	680
Dividends and interest receivable	5,935,565
Receivable for securities sold	4,337,329
Receivable due from manager	95,677
Prepaid expenses	3,189
Other receivables	187,514
Total Assets	330,997,003

LIABILITIES:
Payable for securities purchased	2,293,744
Investment management fee payable	201,381
Directors’ fees payable	198,052
Accrued expenses	72,710
Total Liabilities	2,765,887
Total Net Assets	$328,231,116

NET ASSETS:
Par value ($0.001 par value; 45,637,929 shares issued and outstanding; 500,000,000 shares authorized) (Note 4)	$45,638
Paid-in capital in excess of par value	501,643,690
Undistributed net investment income	1,807,012
Accumulated net realized loss on investments	(181,926,138)
Net unrealized appreciation on investments	6,660,914
Total Net Assets	$328,231,116

Shares Outstanding	45,637,929
Net Asset Value	$ 7.19

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     23

Statement of Operations (For the year ended February 28, 2007)

INVESTMENT INCOME:
Interest	$26,902,251
Dividends	89,312
Total Investment Income	26,991,563

EXPENSES:
Investment management fee (Note 2)	2,541,552
Directors’ fees	264,365
Shareholder reports	108,059
Audit and tax	44,550
Stock exchange listing fees	37,036
Legal fees	35,648
Transfer agent fees	28,160
Insurance	7,380
Custody fees	4,012
Miscellaneous expenses	8,613
Total Expenses	3,079,375
Less: Fee waivers and/or expense reimbursements (Note 2)	(95,677)
Net Expenses	2,983,698
Net Investment Income	24,007,865

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	8,386,126
Change in Net Unrealized Appreciation/Depreciation From Investments	1,847,969
Net Gain on Investments	10,234,095
Increase in Net Assets From Operations	$34,241,960

See Notes to Financial Statements.

24            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended February 28,)

	2007	2006
OPERATIONS:
Net investment income	$24,007,865	$22,866,029
Net realized gain	8,386,126	3,999,679
Change in net unrealized appreciation/depreciation	1,847,969	(15,742,969)
Increase in Net Assets From Operations	34,241,960	11,122,739
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(22,837,221)	(22,891,985)
Decrease in Net Assets From Distributions to Shareholders	(22,837,221)	(22,891,985)
Increase (Decrease) in Net Assets	11,404,739	(11,769,246)
NET ASSETS:
Beginning of year	316,826,377	328,595,623
End of year*	$328,231,116	$316,826,377
*Includes undistributed net investment income of:	$1,807,012	$176,286

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     25

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2007		2006	2005(1)		2004(1)(2)	2003(1)
Net Asset Value, Beginning of Year	$6.94		$7.20	$7.12		$6.30	$6.84
Income (Loss) From Operations:
Net investment income	0.54		0.50	0.53		0.58	0.65
Net realized and unrealized gain (loss)	0.21		(0.26)	0.13		0.88	(0.51)
Total Income From Operations	0.75		0.24	0.66		1.46	0.14
Less Distributions From:
Net investment income	(0.50)		(0.50)	(0.58)		(0.60)	(0.65)
Return of capital	—		—	—		(0.04)	(0.03)
Total Distributions	(0.50)		(0.50)	(0.58)		(0.64)	(0.68)
Net Asset Value, End of Year	$7.19		$6.94	$7.20		$7.12	$6.30
Market Price, End of Year	$6.96		$6.16	$6.49		$6.98	$6.85
Total Return, Based on NAV(3)	12.11%		4.49%	10.33	%(4)	23.98%	2.68%
Total Return, Based on Market Price(3)	22.27%		2.89%	1.45%		11.78%	7.86%
Net Assets, End of Year (millions)	$328		$317	$329		$325	$284
Ratios to Average Net Assets:
Gross expenses	0.97	%(5)	1.11%	1.26%		1.24%	1.26%
Net expenses	0.94	(5)(6)	1.11 (6)	1.26		1.24	1.26
Net investment income	7.56		7.21	7.47		8.45	10.27
Portfolio Turnover Rate	67%		33%	41%		31%	71%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset Managed High Income Fund Inc. (formerly known as Managed High Income Portfolio Inc.) (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     27

Notes to Financial Statements (continued)

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$460,082	$(460,082)

(a)     Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2. Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. Effective November 30, 2006, Western

28            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

During the year ended February 28, 2007, the Fund was reimbursed for expenses in the amount of $95,677 for a portion of non-recurring payments due to retiring directors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$206,901,598
Sales	213,866,878

At February 28, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,578,305
Gross unrealized depreciation	(12,517,652)
Net unrealized appreciation	$6,060,653

At February 28, 2007, the Fund held loan participations with a total cost of $6,500,000 and a total market value of $6,578,422.

4. Capital Shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2007, the Fund did not repurchase shares.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     29

Notes to Financial Statements (continued)

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2007	2006
Distributions paid from: Ordinary Income	$22,837,221	$22,891,985

As of February 28, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,928,389
Capital loss carryforward*	(181,325,877)
Other book/tax temporary differences(a)	(121,377)
Unrealized appreciation/(depreciation)(b)	6,060,653
Total accumulated earnings/(losses) — net	$(173,458,212)

*      During the taxable year ended February 28, 2007, the Fund utilized $8,028,745 of its capital loss carryover available from prior years. As of February 28, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/29/2008	$(12,347,360)
2/28/2009	(37,822,746)
2/28/2010	(87,539,581)
2/28/2011	(38,635,215)
2/29/2012	(4,980,975)
$(181,325,877)

These amounts will be available to offset any future taxable capital gains.

(a)       Other book/tax temporary differences are attributable primarily to interest on defaulted bonds recognized for tax purposes, but not book, and differences in the book/tax treatment of various items.

(b)     The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment

30            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     31

Notes to Financial Statements (continued)

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be March 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

32            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Report of Independent Registered Public
Accounting Firm

The Board of Directors and Shareholders
Western Asset Managed High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed High Income Fund Inc. (formerly Managed High Income Portfolio Inc.) as of February 28, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed High Income Fund Inc. as of February 28, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2007

Western Asset Managed High Income Fund Inc. 2007 Annual Report     33

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	Payable Date	Closing Price†	NYSE Net Asset Value†	Distribution Paid	Distribution Reinvestment Price
Fiscal Year 2006
3/21/05	3/25/05	6.15	7.06	0.0430	6.18
4/28/05	4/29/05	6.00	8.90	0.0430	6.18
5/24/05	5/27/05	6.18	6.81	0.0430	6.22
6/21/05	6/24/05	6.28	6.94	0.0430	6.38
7/26/05	7/29/05	6.40	7.09	0.0430	6.44
8/23/05	8/26/05	6.34	7.05	0.0430	6.41
9/27/05	9/30/05	6.22	6.95	0.0406	6.32
10/25/05	10/28/05	6.06	6.87	0.0406	6.16
11/21/05	11/25/05	5.77	6.84	0.0406	5.92
12/27/05	12/30/05	5.88	6.87	0.0406	6.04
1/24/06	1/27/06	6.00	6.91	0.0406	6.08
2/21/06	2/24/06	6.03	6.91	0.0406	6.16
Fiscal Year 2007
3/28/06	3/31/06	6.03	6.94	0.0406	6.08
4/25/06	4/28/06	5.91	6.93	0.0406	6.04
5/23/06	5/26/06	5.91	6.89	0.0406	5.96
6/27/06	6/30/06	5.77	6.75	0.0406	5.83
7/21/06	7/28/06	5.98	6.80	0.0406	6.06
8/18/06	8/25/06	6.08	6.84	0.0406	6.14
9/22/06	9/29/06	6.19	6.89	0.0406	6.22
10/20/06	10/27/06	6.20	6.93	0.0406	6.26
11/17/06	11/24/06	6.28	7.03	0.0406	6.35
12/22/06	12/29/06	6.74	7.07	0.0450	6.81
1/19/07	1/26/07	6.89	7.14	0.0450	7.08
2/16/07	2/23/07	7.03	7.20	0.0450	7.08

†As of record date.

34            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed High Income Fund Inc. (formerly known as Managed High Income Portfolio Inc.) (the “Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 2007	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 2007	Retired; Formerly associate General Counsel, Pfizer Inc.	34	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 1993	Vice President and Dean of College of Liberal Arts at Drew University	23	None

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 1993	President of WR Hutchinson & Associates, Inc.; Formerly Group Vice President, Mergers & Acquisitions BP p.l.c.	44	Director, Associated Bank and Associated Banc-Corp.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 139 funds associated with Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser, Inc. (2002 to 2005)	139	None

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain Mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

36            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005

Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*      Directors are elected for a term of three years.

**   Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     37

Annual Chief Executive Officer and
Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

38            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Managed High Income Fund Inc. 2007 Annual Report     39

Dividend Reinvestment Plan (unaudited) (continued)

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

40            Western Asset Managed High Income Fund Inc. 2007 Annual Report

Western Asset Managed High Income Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners
Daniel P. Cronin	Fund Advisor, LLC
Paolo M. Cucchi
R. Jay Gerken, CFA	SUBADVISERS
Chairman	Western Asset Management
William R. Hutchinson	Company
Western Asset Management
OFFICERS	Company Limited
R. Jay Gerken, CFA
President and	CUSTODIAN
Chief Executive Officer	State Street Bank and Trust
Company
Kaprel Ozsolak
Chief Financial Officer and	TRANSFER AGENT
Treasurer	American Stock Transfer &
Trust Company
Ted P. Becker	59 Maiden Lane
Chief Compliance Officer	New York, New York 10038

Steven Frank	INDEPENDENT
Controller	REGISTERED PUBLIC
ACCOUNTING FIRM
Robert I. Frenkel	KPMG LLP
Secretary and	345 Park Avenue
Chief Legal Officer	New York, New York 10154

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD0882 4/07                          SR07-297

Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the member of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2006 and February 28, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,500 in 2006 and $36,200 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,700 in 2006 and $2,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Managed High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Managed High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund

(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed High Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Managed High Income Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset Managed High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Managed High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

b) Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Timothy J. Settel Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006

Co-portfolio manager of the fund; employee of SBFM since 2006 and research analyst at Western Asset since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

Ian R. Edmonds Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and research analyst at Western Asset since 1994.

(a)(2):

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of February 28, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	122 registered investment companies with $106.24 billion in total assets under management	135 Other pooled investment vehicles with $186.64 billion in assets under management	957 Other accounts with $279.22 billion in total assets under management

Stephen A. Walsh‡	122 registered investment companies with $106.24 billion in total assets under management	135 Other pooled investment vehicles with $186.64 billion in assets under management	957 Other accounts with $279.22 billion in total assets under management

Michael C. Buchanan‡	15 registered investment companies with $7.89 billion in total assets under management	7 Other pooled investment vehicles with $3.49 billion in assets under management	11 Other accounts with $820 million in total assets under management

Timothy J. Settel‡	15 registered investment Companies with $7.89 Billion in total assets under management	7 Other pooled investment vehicles with $3.49 billion in under management	11 Other accounts with $820 million in total assets assets under management

Ian R. Edmonds‡	0 registered investment Companies	1 Other pooled investment vehicle with $72 million management	2 Other accounts with $241 million in total assets under management

‡ The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

((a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities

S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Timothy J. Settel	None
Ian R. Edmonds	None

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 7, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 7, 2007